SCHEDULE 14A INFORMATION

                      PROXY STATEMENT PURSUANT TO SECTION 14(A)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


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             (as permitted by Rule 14a-6(e)(2))                        [  ]

[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Endeavor Series Trust

                   (Name of Registrant as Specified in Its Charter)

                                       N/A

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         Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting
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         statement number, or the Form or Schedule and the date of its filing.

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                                ENDEAVOR SERIES TRUST

                                 2101 East Coast Highway

                                    Suite 300

                        Corona del Mar, California 92625

                                  August , 2000

Dear Contract Owner:

         As an Owner of a variable annuity contract (the "Contract") issued by PFL Life Insurance Company or AUSA Life Insurance Company, Inc. (the "Insurance Companies"), you have the right to instruct the Insurance Companies how to vote certain shares of the Endeavor Value Equity Portfolio, Endeavor Opportunity Value Portfolio and Endeavor Select Portfolio (the "Portfolios") of the Endeavor Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on September 25, 2000. Although you are not directly a shareholder of the Portfolios, some or all of your Contract value is invested, as provided by your Contract, in one or more of these Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Companies how to vote each
Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. For each Portfolio, you will be asked to vote on an Amendment to the Management Agreement. The Amendment will increase the management fees payable with respect to the Portfolio.

         Currently, Endeavor Management Co. (the "Manager") manages each of the Portfolios under a Management Agreement and receives a management fee from each Portfolio based on that Portfolio's net assets. Out of the management fee, the Manager compensates separate investment advisers for each Portfolio. The Manager has the ability, without shareholder approval, to terminate a Portfolio's investment adviser and retain a new investment adviser. In the exercise of its managerial oversight, the Manager has determined to replace the current investment adviser of each Portfolio and retain Capital Guardian Trust Company as investment adviser to the Endeavor Value Equity Portfolio and Endeavor Select Portfolio, and Jennison Associates LLC as investment adviser to the Endeavor Opportunity Value Portfolio.

         To obtain these quality investment advisers, the Manager is required to pay higher investment advisory fees than are currently being paid to each Portfolio's current investment adviser. Therefore, the Manager has asked the Trustees for an increase in the management fee to cover the additional costs.

         The Board of Trustees has approved the proposal and recommends that you vote FOR the proposal.

         You may think that your vote is not important, but it is. Please take the time to familiarize yourself with the proposal and to sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Portfolio. Please sign and return each card you receive. You may also vote by calling toll-free 1-888-221-0697, or via the Internet at www.proxyweb.com, if eligible. Instructions on how to complete the proxy card, vote by telephone, or via the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the proxy, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-829-6551.

     If we do not receive your completed proxy card(s) within several weeks, you may be contacted by D.F. King & Co., Inc. to remind you to vote your shares.

         Thank you for taking the time to participate in these important matters.

                                   Sincerely,

                                   Vincent J. McGuinness, Jr.
                                    President

                              ENDEAVOR SERIES TRUST

                             2101 East Coast Highway

                                    Suite 300

                        Corona del Mar, California 92625

                         Endeavor Value Equity Portfolio

                      Endeavor Opportunity Value Portfolio

                            Endeavor Select Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To be Held on September 25, 2000

To the Shareholders of Endeavor Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Endeavor Value Equity Portfolio, Endeavor Opportunity Value Portfolio and Endeavor Select Portfolio of Endeavor Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of PFL Life Insurance Company, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 on September 25, 2000 at 10:00 a.m. Central Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:

          1. To approve or disapprove an amendment to the management agreement between the Trust and Endeavor Management Co., the manager of the Trust.

          2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on July 28, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                         By order of the Board of Trustees

                                        Gail Hanson

                                         Secretary

August   , 2000

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONIC OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                    Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . .ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . .John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . John Doe
         (4)      ABC Corp. Profit Sharing Plan . . . . . . . John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . .Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . .Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . John B. Smith
         (2)      Estate of John B. Smith . . . . .John B. Smith, Jr., Executor

                        INSTRUCTIONS FOR TELEPHONE VOTING

To vote your proxy by telephone follow the four easy steps below. Or, if you prefer, you may send back your signed proxy ballot in the postage paid envelope provided.

1.       Read the accompanying proxy information and ballot.

          2. Identify the fourteen-digit "CONTROL NO." in the middle portion of your ballot on the left hand side. This control number is the key to casting your vote over the telephone.

3.       Dial 1-888-221-0697.

4.       Follow the simple recorded instructions.


                    INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your proxy via the Internet follow the four easy steps below.

1.       Read the accompanying proxy information and ballot.

2.       Go to www.proxyweb.com.

          3. Enter the fourteen-digit "CONTROL NO." from the upper left corner of your proxy card.

4.       Follow the simple online instructions.

If you hold your shares through an intermediary, please refer to your proxy card to determine if the intermediary permits you to vote via another Internet site, and follow the instructions provided on the proxy card. You do not need to return your proxy card if you vote via an Internet site.

-17-ENDEAVOR SERIES TRUST

                         Endeavor Value Equity Portfolio

                      Endeavor Opportunity Value Portfolio

                            Endeavor Select Portfolio

                             2101 East Coast Highway

                                    Suite 300

                        Corona del Mar, California 92625

                         SPECIAL MEETING OF SHAREHOLDERS

                               September 25, 2000

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Endeavor Series Trust (the "Trust") for each of the Endeavor Value Equity Portfolio, the Endeavor Opportunity Value Portfolio and the Endeavor Select Portfolio (the "Portfolios") of the Trust, for use at a Special Meeting of Shareholders of the Portfolios to be held at 10:00 a.m. Central Time on September 25, 2000 at the offices of PFL Life Insurance Company, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about August , 2000. In addition to solicitations of proxies by mail, beginning on or about August , 2000, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Trust; regular employees of Endeavor Management Co., the Trust's manager (the "Manager"); PFPC Inc., 101 Federal Street, Boston, MA 02110, the Trust's transfer agent; D.F. King & Co., Inc., the Trust's proxy solicitor; or other representatives of the Trust. The Trust has retained D.F. King & Co., Inc. as the Trust's proxy solicitor for the Special Meeting of Shareholders. The estimated cost of the proxy solicitation is approximately $------. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid equally by the Trust and by Endeavor Management Co. The Trust's most recent annual report is available upon request without charge by writing or calling the Trust at 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 or 1-800-854-8393.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

         If a quorum with respect to a Portfolio is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement for one or more of the Portfolios if sufficient votes have been received for approval even if a quorum is not present with respect to any other Portfolio. Under the Trust's Agreement and Declaration of Trust dated November 18, 1988 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Portfolio entitled to vote at the Special Meeting.

         The Board of Trustees has fixed the close of business on July 28, 2000 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. The number of shares of each Portfolio outstanding on the Record Date is as follows:

                  Endeavor Value Equity Portfolio
                  Endeavor Opportunity Value Portfolio
                  Endeavor Select Portfolio

         PFL Life Insurance Company ("PFL Life") and its affiliate, AUSA Life Insurance Company, Inc. ("AUSA Life"), are the owners of all of the Shares of each Portfolio and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. Each of PFL Life and AUSA Life will vote the Shares of each Portfolio for the owners of the variable annuities issued by it (the "Contracts") in accordance with instructions received from the contract owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from other Contract owners. PFL Life and AUSA Life will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.

         As of July 31, 2000, the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of each Portfolio.

         In order that your Shares may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

          -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

          -- allow sufficient time for the proxy card to be received on or before 10:00 a.m. Central Time on September 25, 2000.

         You may also vote by telephone or via the Internet. Instructions for voting by telephone or via the Internet appear immediately after the Notice of Special Meeting at the front of this Proxy Statement.

                             SUMMARY OF THE PROPOSAL

         The Manager currently provides investment advisory services to each of the Portfolios under a management agreement dated July 22, 1999, and amended April 28, 2000 (as amended, the "Current Management Agreement"). The Manager, 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, has overall responsibility for the general management and administration of each Portfolio. The Manager selects the investment adviser for each Portfolio and monitors each investment adviser's investment program. Out of the management fees it receives under the Current Management Agreement, the Manager pays the fees of the investment advisers.

         At the meeting, shareholders of each Portfolio will be asked to approve an amendment to the Current Management Agreement (the "Amendment") between the Trust and the Manager with respect to each Portfolio. Under the Amendment, the Manager would have the same responsibilities as set forth in the Current Management Agreement but would receive an increased management fee from each Portfolio.

         At a meeting of the Trustees of the Trust held on July 24, 2000, all of the Trustees present, including a majority of the Trustees who are not "interested persons" (the "Independent Trustees") of the Trust or the Manager, voted to approve the Amendment and to recommend that shareholders of each Portfolio approve the Amendment.

Background

         The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. As of July 31, 2000, the Trust had fourteen portfolios, three of which are the Endeavor Value Equity Portfolio, Endeavor Opportunity Value Portfolio and Endeavor Select Portfolio. As described below with respect to the change of investment advisers for each of the Portfolios, Endeavor Value Equity Portfolio will change its name to Capital Guardian Value Portfolio, Endeavor Opportunity Value Portfolio will change its name to Jennison Growth Portfolio, and Endeavor Select Portfolio will change its name to Capital Guardian Global Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income, losses, or expenses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Transamerica Capital, Inc., an affiliate of the Manager, 4600 S. Syracuse
Street,   Suite  1180,   Denver,   Colorado  80237,  is  the  Trust's  principal
underwriter.

         Under the Current Management Agreement, the Manager has overall supervisory responsibility for the general management and investment of the Portfolios' assets and for the general administration and management of the Trust. As authorized by the Current Management Agreement, the Manager selects and contracts with an investment adviser (the "Adviser") for investment services for each of the Portfolios and reviews the Adviser's activities. Currently, OpCap Advisors, a subsidiary of Oppenheimer Capital, provides investment advisory services to the Endeavor Value Equity Portfolio and the Endeavor Opportunity Value Portfolio and Montgomery Asset Management LLC ("Montgomery") provides investment advisory services to the Endeavor Select Portfolio. The Manager pays each Adviser for its services a portion of the management fee the Manager receives with respect to the Portfolio. None of the Advisers is an affiliate of the Manager.

         Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment managers or investment advisers to investment companies be approved by shareholders. The Securities and Exchange Commission has granted exemptive relief to the Trust and the Manager which generally permits the Manager, subject to the approval of the Board of Trustees, to: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements between the Manager and the Advisers; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders.

The Proposed Amendment

         In the exercise of its Portfolio oversight and management responsibility, the Manager has determined to replace OpCap Advisors and Montgomery as Advisers to the Portfolios. The primary factors considered by the Manager in reaching this determination were the relatively poor performance of the Endeavor Value Equity Portfolio and the Endeavor Opportunity Value Portfolio and the significant change in investment style and portfolio managers at Montgomery.

         After reviewing potential replacement Advisers, the Manger proposed to the Board of Trustees and, on July 24, 2000, all of the Trustees present approved the termination of OpCap Advisors as Adviser to the Endeavor Value Equity Portfolio and the Endeavor Opportunity Value Portfolio and Montgomery as Adviser to the Endeavor Select Portfolio. Further, on July 24, 2000 all of Trustees present approved investment advisory agreements between the Manager and Capital Guardian Trust Company ("Capital Guardian") with respect to the Endeavor Value Equity Portfolio (to be renamed the Capital Guardian Value Portfolio) and the Endeavor Select Portfolio (to be renamed the Capital Guardian Global Portfolio) and an investment advisory agreement between the Manager and Jennison Associates LLC ("Jennison") with respect to the Endeavor Opportunity Value
Portfolio  (to be renamed the  Jennison  Growth  Portfolio).  Information  about
Capital  Guardian  and  Jennison  is set  forth  in  Appendix  B to  this  Proxy
Statement.

         The new investment advisory agreements with Capital Guardian and Jennison provide for payment of investment advisory fees by the Manager to Capital Guardian and Jennison in amounts greater than the investment advisory fees currently paid by the Manager to OpCap Advisors and Montgomery. Set forth below is the schedule of fees as a percentage of average daily net assets paid by the Manager to OpCap Advisors and Montgomery and the fees that will be payable to Capital Guardian and Jennison.

      Portfolio                                                 Adviser/Fee

Endeavor Value Equity                             OLD - OpCap Advisors - 0.40%

                                                            NEW    -     Capital
                                                            Guardian  - 0.50% up
                                                            to   $150   million;
                                                            0.45% in  excess  of
                                                            $150  million  up to
                                                            $300 million;  0.35%
                                                            in  excess  of  $300
                                                            million  up to  $500
                                                            million;   0.30%  in
                                                            excess    of    $500
                                                            million

Endeavor Opportunity Value                        OLD - OpCap Advisors - 0.40%

                                                  NEW - Jennison - 0.50% up
                                                      to $300 million; 0.45% in
                                                         excess of $300 million
Endeavor Select                                        OLD     -
                                                            Montgomery  -  0.60%
                                                            (prior   to  May  1,
                                                            2000,     Montgomery
                                                            received  a  fee  of
                                                            0.70%    which   was
                                                            voluntarily  reduced
                                                            to 0.60%)

                                                            NEW    -     Capital
                                                            Guardian  - 0.65% up
                                                            to   $150   million;
                                                            0.55% in  excess  of
                                                            $150  million  up to
                                                            $300 million;  0.45%
                                                            in  excess  of  $300
                                                            million  up to  $500
                                                            million;   0.40%  in
                                                            excess    of    $500
                                                            million

         As a result of the increased investment advisory costs to the Manager for each Portfolio at current net asset levels, the Manager proposed and all of the Trustees present at the Board meeting approved, subject to shareholder approval, increases in the management fee paid to the Manager with respect to each Portfolio. Although the proposed new fee schedule will increase the management fee paid by the Portfolios, the new fee schedule at current asset levels will not increase and, with respect to the Endeavor Value Equity and Endeavor Opportunity Value, will decrease the amount of the fee retained by the Manager. The full amount of the fee increase will be passed on to the new Advisers. Management's primary goal in the new fee schedule was to compensate the new Advisers at competitive levels, while generally maintaining, if Portfolio assets grow, the amount of the management fee retained by the Manager at the current level.

         Basis for the Board's Recommendation. In evaluating and approving the Amendment, the Board, including the Independent Trustees, in consultation with their separate counsel, requested and evaluated information provided by the Manager which, in its opinion, constituted all the information necessary for the Board to form a judgment as to whether the new management fees set forth in the Amendment would be in the best interest of each Portfolio and the shareholders.

         In recommending that shareholders approved the Amendment, the Board considered all factors that it deemed relevant, including:

           (i) the investment management fees and other expenses that would be paid by the Portfolios under the Amendment as compared to those of similar funds managed by other investment advisers. The Trustees noted in particular that, for each Portfolio, the new investment management fee would be within the range of contractual fee rates at similar asset levels for funds within the current variable insurance marketplace having similar investment focus and asset types, as indicated in material prepared for the Board by the Manager based on information contained in publicly available documents and information supplied by Lipper Analytical Services;

          (ii) the impact of the proposed changes in investment management fee rates on each Portfolio's total expense ratio;

         (iii) the historical investment performance of each Portfolio, as well as each new Adviser's historical performance with comparable mutual funds and private accounts, portfolio managers and other investment personnel;

         (iv) their favorable experience in overseeing, on an on-going basis, the nature and quality of investment management services provided by the Manager to the Portfolios;

         (v) current and projected profitability and related other benefits to the Manager in providing investment management services to the Portfolios, both under the current investment management fee schedule and the proposed new investment management fee schedule; and

         (vi)  possible economies of scale in managing the Portfolios.

         In considering the Amendment, the Board concluded that the proposed new management fee schedule (including proposed breakpoints) will: (i) over the long-term, enable the Manager to continue to provide high-quality investment management services to the Portfolios at reasonable and competitive fee rates; and (ii) enable the Manager to provide investment management services to the Portfolios at levels consistent with the increased demands of the current variable products marketplace.

         For these purposes, in taking into account the Manager's profitability, the Trustees considered the current and anticipated level of profitability to the Manager in providing investment management services to the Portfolios and pro forma information with respect to the total expenses (as a percentage of average daily net assets of each Portfolio) expected to be borne by each Portfolio if the Amendment was approved by shareholders of each Portfolio.

Summary of the Current Management Agreement and the Amendment

         A copy of the Current Management Agreement, and the proposed Amendment are attached to this Proxy Statement as Exhibit A. The following description of the Current Management Agreement and the Amendment is only a summary. You should refer to Exhibit A for the complete Current Management Agreement and the Amendment.

         The Current Management Agreement provides that the Manager has overall supervisory responsibility for the general management and investment of each Portfolio's assets and has full investment discretion with respect to the assets of any Portfolio not then being managed by an Adviser. The Manager is expressly authorized to delegate day-to-day investment management of a Portfolio's assets to another investment adviser.

         The Current Management Agreement also provides that the Manager is also responsible for providing the Trust with office space, office equipment, and personnel necessary to operate and administer the Trust's business. The Manager also supervises the provision of services by third parties such as the Trust's custodian and transfer agent. PFPC Inc. assists the Manager in the performance of its administrative responsibilities to the Trust. The Manager pays the fees and expenses of PFPC Inc. pursuant to an administration agreement and the Manager is entitled under the Current Management Agreement to be reimbursed for each Portfolio's portion of the fees and expenses paid by the Manager to PFPC Inc. with respect to such Portfolio. For the year ended December 31, 1999, after waivers, the Manager was reimbursed by the Portfolios for administrative expenses incurred by the Manager on behalf of the Portfolio as follows:

                  Endeavor Value Equity Portfolio - $45,114
                  Endeavor Opportunity Value Portfolio - $2,281
                  Endeavor Select Portfolio - $39,167

         The Current Management Agreement provides that the Manager will be paid a fee with respect to each Portfolio based on that Portfolio's average daily net assets. The amount of the management fee varies among the Portfolios. Under the Amendment, the amount of the management fee will increase. The management fee in effect for each Portfolio and the aggregate amount of compensation paid to the Manager by each Portfolio during the Trust's fiscal year ended December 31, 1999 is set forth in Table 1. The proposed management fee for each Portfolio and the aggregate amount of compensation that would have been paid to the Manager for each Portfolio during the Trust's fiscal year ended December 31, 1999 is set forth in Table 2.

                                     TABLE 1

-------------------------- ----------------------------------- --------------------------------------------
        Portfolio                    Management Fee               Aggregate Management Fee Paid During
        ---------
                                 (as a % of net assets)            Fiscal Year Ended December 31, 1999
-------------------------- ----------------------------------- --------------------------------------------
-------------------------- ----------------------------------- --------------------------------------------
Endeavor Value Equity      0.80%                               $1,856,971
-------------------------- ----------------------------------- --------------------------------------------
-------------------------- ----------------------------------- --------------------------------------------
Endeavor Opportunity       0.80%                               $364,453
Value
-------------------------- ----------------------------------- --------------------------------------------
-------------------------- ----------------------------------- --------------------------------------------
Endeavor Select*           1.10%                               $291,700
-------------------------- ----------------------------------- --------------------------------------------

*The Manager waived $834 in management fees. Effective May 1, 2000, the Manager reduced its management fee to 1.00% as a result of a reduction in the Adviser's fee from 0.70% to 0.60%. If the 1.00% management fee had been in effect for all of 1999, the aggregate management fee paid would have been $265,999.

                                     TABLE 2

-------------------------- ----------------------------------- --------------------------------------------
        Portfolio               Proposed Management Fee           Pro Forma Management Fee Paid During
        ---------
                                 (as a % of net assets)            Fiscal Year Ended December 31, 1999


-------------------------- ----------------------------------- --------------------------------------------
-------------------------- ----------------------------------- --------------------------------------------
Endeavor                   Value  Equity  0.85%  up  to  $300   million;   0.80%
                           $1,972,966  in  excess  of  $300  million  up to $500
                           million; 0.775% in excess of $500 million.

-------------------------- ----------------------------------- --------------------------------------------
-------------------------- ----------------------------------- --------------------------------------------
Endeavor Opportunity       0.85%                               $387,457
Value
-------------------------- ----------------------------------- --------------------------------------------
-------------------------- ----------------------------------- --------------------------------------------
Endeavor Select            1.05% up to $150 million; 1.00%     $279,299
                           in excess of $150 million up to
                           $300 million; 0.95% in excess of
                           $300 million up to $500 million;
                           0.925% in excess of $500 million.
-------------------------- ----------------------------------- --------------------------------------------

         Table A in Appendix A to this Proxy Statement shows: the annualized level of all fees and expenses incurred by each Portfolio during the year ended December 31, 1999 under the current investment management fee schedule; the annualized level of all fees and expenses that would have been incurred by each Portfolio during the year ended December 31, 1999 under the proposed new investment management fee schedule; and the dollar and percentage differences between the two.

         Table B in Appendix A also contains a fee table for each Portfolio showing the actual level of all recurring expenses under the Current Management Agreement and the estimated overall expense levels under the Amendment if the Amendment had been in effect for the year ended December 31, 1999.

         The Current Management Agreement provides that the Trust is responsible for all expenses other than those expressly assumed by the Manager. The Trust is responsible for, among other things, (1) the Manager's fees; (2) legal and audit expenses; (3) fees for registration of Trust Shares; (4) fees of the Trust's transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7)
interest expenses; (8) expenses of shareholders and Trustees' meetings; (9) printing of share certificates and prospectuses; (10) mailing of prospectuses to existing Trust shareholders; (11) insurance premiums; (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of Trust Shares; (14) administrative expenses paid by the Manager on behalf of the Trust; and (15) nonrecurring expenses, such as the cost of litigation.

         The Current Management Agreement provides that the Manager is not liable for its acts or omissions under the agreement, but that the Manager is not protected against liability arising out of its own willful misfeasance, bad faith, or gross negligence in the performance of its duties.

         The Current Management Agreement provides (1) that it will continue in effect with respect to each Portfolio for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the shares of the Portfolio or a majority of the Trustees and by a majority of the Independent Trustees; (2) that it may be terminated as to any Portfolio, without penalty, by the Trustees or by the vote of a majority of the outstanding shares of a Portfolio upon 60 days' prior written notice; (3) that it may be terminated by the Manager on 90 days' prior written notice to the Trust; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Portfolio Transactions

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as described in the Trust's prospectus a factor in the selection of broker-dealers.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The new Adviser to the Endeavor Opportunity Value Portfolio may execute portfolio transactions through certain of its affiliated brokers, acting as agent in accordance with procedures established by the Trust's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

         For the year ended December 31, 1999, Endeavor Value Equity Portfolio and Endeavor Opportunity Value Portfolio paid $296,817 and $44,641, respectively, in brokerage commissions. For the year ended December 31, 1999, Endeavor Select Portfolio paid $156,177 in brokerage commissions of which $33 (0.02%) was paid to Montgomery Securities, Inc., an affiliate of the Portfolio's current Adviser.

Brokerage Enhancement Plan

         The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for each of its Portfolios. The Plan uses available brokerage commissions to promote the sale and distribution of each Portfolio's shares. Under the Plan, the Trust uses recaptured commissions to pay for distribution expenses. Except for recaptured commissions, unlike asset based changes imposed by many mutual funds for sales expenses, neither the Trust nor any Portfolio of the Trust will incur any additional fees or charges to pay distribution expenses.

         Under the Plan, the Manager is authorized to direct investment advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These broker-dealers have agreed to give a percentage of their commission from the sale and purchase of securities to Transamerica Capital, Inc., the distributor of the Trust's shares.

         Transamerica Capital, Inc. does not make any profit from participating in the Plan. It is obligated to use any money given to it under the Plan for distribution expenses (other than a minimal amount to defray its legal and administrative costs). The rest will be spent on activities that are meant to result in the sale of the Portfolios' shares, including:

          - holding or participating in seminars and sales meetings promoting the sale of the Portfolios' shares

          -    paying  marketing  fees  requested  by  broker-dealers  who  sell
               Contracts

         -        training sales personnel

          - compensating broker-dealers and/or registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Trust

          - printing and mailing Trust prospectuses, statements of additional information and shareholder reports to prospective Contract holders

         -        creating and mailing advertising and sales literature.


         For the year ended December 31, 1999, Transamerica Capital, Inc. received an aggregate of $829,876 pursuant to the Plan, of which $175,545 was attributable to the Endeavor Value Equity Portfolio and $26,151 was attributable to the Endeavor Opportunity Value Portfolio. In 1999, $888,475 generated under the Plan (including amounts generated in prior years) was utilized to pay the costs of seminars and sales meetings.

Other Information

         The Current Management Agreement with respect to the Portfolios was approved by the Trustees of the Trust (including all of the Independent Trustees) on March 1, 1999, and by the shareholders of the each Portfolio on July 2, 1999 in connection with the acquisition of the Manager by AUSA Holding Company ("AUSA").

         AUSA, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, an affiliate of PFL Life and AUSA Life, owns all of the Manager's outstanding common stock. AUSA is an indirect wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc., is an indirect wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. The directors and principal executive officers of the Manager, along with the principal occupation of each, are set forth in Exhibit B.

     In July 1999, Vincent J. McGuinness, members of his immediate family including Vincent J. McGuinness,Jr., and certain family trusts sold all of the outstanding common stock of the Manager to AUSA. Vincent J. McGuinness and Vincent J. McGuinness, Jr. are Trustees of the Trust and Mr. McGuinness, Jr. is the Trust's President. In connection with this transaction, amounts in excess of the original purchase price are payable in the future depending upon certain increases in the Trust's total assets.

                                  REQUIRED VOTE

         Approval of the Amendment to the Current Management Agreement with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Under the 1940 Act, a majority of a Portfolio's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Portfolio's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Portfolio's outstanding voting securities (a "Majority Vote"). If the Amendment is not approved by the shareholders of any of the Portfolios, Endeavor Management Co. would continue as Manager of that Portfolio under the terms of the Current Management Agreement without such Amendment.

OTHER MATTERS

Submission of Shareholder Proposals

         The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Endeavor Series Trust, c/o PFPC Inc., Mail Zone BOS610, 101 Federal Street, Boston, MA 02111.

Shareholders' Request for Special Meeting

         Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

         The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

August  , 2000

                                   APPENDIX A

                                     TABLE A

         The table below shows (i) the annualized level of all fees and expenses incurred by each Portfolio under the current investment management fee schedule during the year ended December 31, 1999, (ii) the annualized level of all fees and expenses that would have been incurred by each Portfolio under the amended management fee schedule during the year ended December 31, 1999, and (iii) the dollar difference and percentage differences between the two.

----------------------------- ----------------------- -------------------- ----------------------- ----------------------
                                                                                                   % Difference Between

                                                                             Difference Between       Current and Pro
                                                           Pro Forma       Current And Pro Forma   Forma Aggregate Fees

                                Current Aggregate     Aggregate Fees and     Aggregate Fees and        and Expenses
                                Fees and Expenses          Expenses               Expenses

         Portfolio

----------------------------- ----------------------- -------------------- ----------------------- ----------------------
----------------------------- ----------------------- -------------------- ----------------------- ----------------------
Endeavor Value Equity         0.95%                   1.00%                $116,057                5.3%
----------------------------- ----------------------- -------------------- ----------------------- ----------------------
----------------------------- ----------------------- -------------------- ----------------------- ----------------------
Endeavor Opportunity Value    0.91%                   0.96%                $22,792                 5.5%
----------------------------- ----------------------- -------------------- ----------------------- ----------------------
----------------------------- ----------------------- -------------------- ----------------------- ----------------------
Endeavor Select               1.39%*                  1.44%                $13,300                 3.6%
----------------------------- ----------------------- -------------------- ----------------------- ----------------------

         *Effective May 1, 2000, the Manager reduced its management fee by 0.10%, which reduction is reflected in current aggregate fees and expenses. Actual 1999 current aggregate fees and expenses were 1.49%.

                                     TABLE B

                  PORTFOLIO BY PORTFOLIO FEE TABLE COMPARISONS

         The tables provided below compare the actual overall recurring Portfolio expenses under the Current Management Agreement for the year ended December 31, 1999 and the estimated overall recurring Portfolio expenses under the proposed Amendment if the Amendment had been in effect for the year ended December 31, 1999. The tables and examples do not reflect separate account expenses, including sales loads. Each table reflects the annual Portfolio operating expenses calculated as percentage of average daily net assets.

         The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other funds. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then you redeem all of your shares at the end of those periods. The Examples also assume that (i) your investment has a 5% return each year, (ii) the Portfolio's operating expenses stay the same, and (iii) all dividends and distributions are reinvested. The Examples are presented on a current and pro-forma basis. Your actual costs may be higher or lower.

                         ENDEAVOR VALUE EQUITY PORTFOLIO

                                  Current                         Pro Forma

Management Fee                     0.80%                            0.85%
12b-1 Fees (1)                     0.08%                            0.08%
Other Expenses                     0.07%                            0.07%
                                   -----                            -----
Total Portfolio Operating Expenses  0.95%                            1.00%

Example:  After 1 year                 $97                              $102
                  After 3 years        $303                             $318
                  After 5 years        $525                             $552
                  After 10 years       $1,166                           $1,225

                      ENDEAVOR OPPORTUNITY VALUE PORTFOLIO

                                     Current                         Pro Forma

Management Fee                        0.80%                            0.85%
12b-1 Fees (1)                        0.06%                            0.06%
Other Expenses                        0.05%                            0.05%
                                      -----                            -----
Total Portfolio Operating Expenses     0.91%                            0.96%

Example:  After 1 year                $93                              $98
                  After 3 years       $290                             $306
                  After 5 years       $504                             $531
                  After 10 years      $1,120                           $1,178

                            ENDEAVOR SELECT PORTFOLIO

                                    Current                         Pro Forma

Management Fee                       1.00%                            1.05%
12b-1 Fees                            ---                              ---
Other Expenses                       0.39%                            0.39%
                                     -----                            -----
Total Portfolio Operating Expenses     1.39%                            1.44%

Example:  After 1 year               $142                             $147
                  After 3 years      $440                             $456
                  After 5 years      $761                             $787
                  After 10 years     $1,669                           $1,724

(1) The Board of Trustees of the Trust has authorized an arrangement whereby, subject to best price and execution, executing brokers will share commissions with the Trust's affiliated broker. Under supervision of the Trustees, the affiliated broker uses the "recaptured commissions" to promote marketing of the Trust's shares. The staff of the Securities and Exchange Commission believes that, through the use of these recaptured commissions, the Trust is indirectly paying for distribution expenses and that such amounts must be shown as 12b-1 fees in the above table. The use of recaptured commissions to promote the sale of the Trust's shares involves no additional costs to the Trust or any Contract owner. The Trust, based on advice of counsel, believes that recaptured brokerage commissions should not be treated as 12b-1 fees. The amounts shown as 12b-1 fees for 1999 reflect the actual 12b-1 fees for 1999. Because the 12b-1 fees reflect recaptured commissions, rather than a fee charged as a percentage of assets, the actual amount of 12b-1 fees treated as expenses will vary from year to year and may be higher or lower than the 12b-1 fees incurred in 1999.

                                   APPENDIX B

     INFORMATION CONCERNING CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN")

     Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. The Chairman of Capital Guardian is David I. Fisher. The other directors of Capital Guardian are Timothy D. Armour, Andrew F. Barth, Michael D. Beckman, Larry P. Clemmensen, Kevin G. Clifford, Roberta A. Conroy, Michael Ericksen, William H. Hurt, Nancy J. Kyle, Karin L. Larson, D. James Martin, James R. Mullaly, Jason M. Pilalas, Robert Ronus, James F. Rothenberg, Theodore R. Samuels, Lionel A. Sauvage, John H. Seiter, Eugene P. Stein and Shaw
B. Wagener.

         Capital Guardian has been providing investment management services since 1968 and managed approximately $123 billion in assets as of December 31, 1999.

         Capital Guardian uses a multiple portfolio manager system under which each Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of each Portfolio is managed by a group of investment research analysts.

         The individual portfolio managers, as applicable, of each segment of each Portfolio, other than that managed by the group of research analysts, would be as follows:

          o Donnalisa P. Barnum is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1986. (Capital Guardian Value Portfolio)

          o Michael R. Erickson is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987. (Capital Guardian Global Portfolio)

          o David I. Fisher is Chairman of the Board and a Director of Capital Guardian. He joined the Capital organization in 1969. (Capital Guardian Global Portfolio)

          o Richard N. Haves is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986. (Capital Guardian Global Portfolio)

          o Nancy J. Kyle is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991. (Capital Guardian Global Portfolio)

          o Christopher A. Reed is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994. (Capital Guardian Global Portfolio)

          o Robert Ronus is a Director and President of Capital Guardian. He joined the Capital organization in 1972. (Capital Guardian Global Portfolio)

          o Theodore R. Samuels is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981. (Capital Guardian Value Portfolio)

          o Lionel M. Sauvage is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987. (Capital Guardian Global Portfolio)

          o Nilly Sikorsky is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962. (Capital Guardian Global Portfolio)

          o Rudolf M. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981. (Capital Guardian Global Portfolio)

          o Eugene P. Stein is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

     (Capital Guardian Value Portfolio)

              INFORMATION CONCERNING JENNISON ASSOCIATES LLC ("JENNISON")

         Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America. Jennison has served as an investment adviser to investment companies since 1990 and managed approximately $59.1 billion in assets as of December 31, 1999.

         The day-to-day investment management decisions for the Portfolio are made by:

o Kathleen McCarragher - an Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist. Ms. McCarragher joined Jennison in 1998 after a 17 year investment career, including positions at Weiss, Peck & Greer (1992 to 1998) as a portfolio manager and State Street Research and Management Co., where she was a member of the Investment Committee.

o Michael A. Del Balso - an Executive Vice President of Jennison, where he has been part of the investment team since 1972, is also Jennison's Director of Equity Research.

                                      A-1-6

                                                                EXHIBIT A-1

                              MANAGEMENT AGREEMENT

                                  July 22, 1999

Endeavor Management Co.
Suite 300
2101 East Coast Highway
Corona del Mar, CA  92625

Dear Sirs:

         Endeavor Series Trust (the "Trust"), a Massachusetts business trust created pursuant to an Agreement and Declaration of Trust filed with the Secretary of State of The Commonwealth of Massachusetts, herewith confirms its agreement with Endeavor Management Co., a California corporation, (the "Manager") as follows:

         1.  Investment Description; Appointment

         The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission ("SEC") on Form N-1A, as amended from time to time (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated the separate investment portfolios set forth in Schedule A. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the "Portfolios." Copies of the Registration Statement and the Trust's Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Trust desires to employ the Manager to act as its investment manager and administrator. The Trust acknowledges and agrees that the Manager intends to appoint a person to act as investment adviser ("Adviser") to render investment advice to each of the Portfolios. Such Adviser shall make all determinations with respect to the Portfolio's assets for which it has responsibility. The Manager accepts this appointment and agrees to furnish the services for the compensation set forth below.

         2.  Services as Investment Manager and Administrator

         (a) Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of the Portfolios' assets, and (ii) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an investment adviser. In connection with its responsibilities set forth under (i) above, Trust acknowledges and agrees that the Manager will select a person to act as investment adviser (an "Adviser") to render investment advice to each of the Portfolios. Each such Adviser shall make all determinations with respect to the Portfolio's assets for which it has responsibility. In addition, the Manager will conduct a program of evaluations of the Advisers' performance, review the activities of the Advisers for compliance with the Portfolios' investment objectives and policies and will keep the Trust informed of developments materially affecting the Portfolios and shall, on its own initiative, furnish to the Trust from time to time whatever information the Manager believes appropriate for this purpose.

         (b) Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager will also (1) supply the Trust with office facilities (which may be in Manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares of the Trust, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (2) prepare reports to shareholders of the Trust, tax returns, and reports to and filings with the SEC and state blue sky authorities. The Manager may contract with any other person or persons to provide to the Trust any of the services contemplated in this paragraph under such terms as it deems reasonable and shall have the authority to direct the activities of such other person or persons in the manner it deems appropriate. In connection with such administrative services, the Manager shall be responsible for creating and maintaining all necessary administrative records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act"). All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Manager for the periods and in the places required by Rule 31a-2 under the 1940 Act.

         The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

         3.  Compensation

         In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio's average daily net asset set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios' net assets shall be computed at the times and in the manner specified in the Registration Statement.

         Each Portfolio shall reimburse the Manager for such Portfolio's allocable share of third party, administration expenses incurred pursuant to an administration agreement between the Manager and a third party administrator.

         4.  Expenses

         The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

         a.  Fees to the Manager;

         b.  Legal and audit expenses;

          c. Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

          d. Expenses of the Trust's transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;

          e. Salaries, fees and expenses of Trustees and executive officers of the Trust who are not "affiliated persons" of the Manager or the Advisers within the meaning of the 1940 Act;

          f. Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

          g. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

         h.  Expenses, including interest, of borrowing money;

          i.   Expenses  incidental  to meetings  of the  Trust's  shareholders,
               Board  of   Trustees   and  the   maintenance   of  the   Trust's
               organizational existence;

          j. Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Trust;

          k. Expenses of preparing and typesetting of prospectuses of the Trust;

          l.   Expenses   of   printing   and   distributing   prospectuses   to
               shareholders of the Trust;

         m.  Association membership dues;

          n. Premiums for fidelity insurance, directors and officers liability insurance and other coverage;

          o.   Charges  of  an   independent   pricing   service  to  value  the
               Portfolio's assets;

          p. Expenses related to the purchase or redemption of the Trust's shares; and

         q. Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

         5.  Reduction of Fee or Reimbursement to the Trust

         If in any fiscal year the aggregate expenses of any Portfolio of the Trust (including fees pursuant to this Agreement but excluding interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Trust, the Manager will reduce its fees or reimburse the Portfolio for the amount of such excess, limited to the amount of its fees hereunder. Such reduction in fees or expense reimbursement, if any, will be estimated, reconciled and paid, in the case of reimbursement, on a monthly basis.

         6.  Standard of Care

         The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement. Any person, even though an officer, director, employee or agent of the Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of the Manager, even though paid by it.

         7.  Term

         This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter provided that its continuance after such two year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust's outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         8.  Limitation of Trust's Liability

         The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

         9.  Force Majeure

         The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.  Severability

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11.  Miscellaneous

         This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         12.  Limitation of Liability

         A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this Agreement are not binding upon the Trustees or holders of shares of the Trust individually but are binding only upon the assets and property of the Trust.

         If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning to us the enclosed copy hereof.

                                         Very truly yours,

                                         ENDEAVOR SERIES TRUST

                                          By:  /s/ Vincent J. McGuinness Jr.
                                         -----------------------------
Accepted:
ENDEAVOR MANAGEMENT CO.

By:  /s/ Vincent J. McGuinness



                                   SCHEDULE A

                                                                             Percentage of daily net assets

Portfolio

Endeavor Money Market Portfolio                                              .50% of average
                                                                             daily net assets

Endeavor Asset Allocation Portfolio                                          .75% of average
                                                                             daily net assets

T. Rowe Price International Stock Portfolio                                  .90% of average
                                                                             daily net assets

Endeavor Value Equity Portfolio                                              .80% of average
                                                                             daily net assets

Dreyfus Small Cap Portfolio                                                  .80% of average
                                                                             daily net assets

Dreyfus U.S. Government Securities Portfolio                                 .65% of average
                                                                             daily net assets

T. Rowe Price Equity Income Portfolio                                        .80% of average
                                                                             daily net assets

T. Rowe Price Growth Stock Portfolio                                         .80% of average
                                                                             daily net assets

Endeavor Opportunity Value Portfolio                                         .80% of average
                                                                             daily net assets

Endeavor Enhanced Index Portfolio                                            .75% of average
                                                                             daily net assets

Endeavor Select 50 Portfolio                                                 1.10% of average
                                                                             daily net assets

Endeavor High Yield Portfolio                                                .775% of average
                                                                             daily net assets

Endeavor Janus Growth Portfolio                                              0.80% of average
                                                                             daily net assets


                                                         A-2-1-
                                                                 EXHIBIT A-2

                     AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

     This Amendment No. 1 to the Management Agreement (the "Agreement") dated July 22, 1999, by and between Endeavor Series Trust and Endeavor Management Co. (the "Manager"), is entered into effective the 28th day of April, 2000.

         WHEREAS the Agreement provides for the Manager to provide certain services to the Trust for which the Manager is to receive agreed upon fees; and

     WHEREAS the Manager and the Trust desire to make certain changes to the Agreement;

         NOW, THEREFORE, the Manager and the Trust hereby agree that the Agreement is amended as follows:

          1. Schedule A of the Agreement regarding management fees is amended as follows, to be effective as of May 1, 2000:


            Portfolio                            Percentage of daily net assets
             ---------                          ------------------------------
        Endeavor Select Portfolio                                      1.00%

          2. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the 28th day of April, 2000.

                                                ENDEAVOR SERIES TRUST


                                                  By:
                                                  ----------------------------
                                                    Name:
                                                    Title:

                                               ENDEAVOR MANAGEMENT CO.



                                                  By:
                                                  ----------------------------
                                                    Name:
                                                    Title:

                                      A-3-2

                                                                EXHIBIT A-3


                     AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT

     This Amendment No. 2 to the Management Agreement (the "Agreement") dated July 22, 1999, as amended on April 28, 2000, by and between Endeavor Series Trust (the "Trust") and Endeavor Management Co. (the "Manager"), is entered into effective October 2, 2000.

         1. Investment Description; Appointment. Pursuant to Section 1 of the Agreement the Trust hereby notifies the Manager that it has established one additional investment portfolio (the "New Investment Portfolio"), namely the CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO and that the New Investment Portfolio should be included as "Portfolios" as that term is defined in the Agreement.

         2. Management Fees. Schedule A to the Agreement and attached hereto is hereby amended to reflect the management fee payable with respect to the Capital Guardian U.S. Equity Portfolio as well as revisions to the management fees payable with respect to the Capital Guardian Value Portfolio (formerly the Endeavor Value Equity Portfolio), Jennison Growth Portfolio (formerly the Endeavor Opportunity Value Portfolio) and Capital Guardian Global Portfolio (formerly the Endeavor Select Portfolio).

     3. Miscellaneous. All other terms and conditions of the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to executed on the day of September, 2000.

                                                 ENDEAVOR SERIES TRUST


                                                 By:
                                                -------------------------------
                                                             Authorized Officer

By:
   ---------------------------------------------
      Authorized Officer


                                   SCHEDULE A

                        Portfolio                                       Percentage of daily net assets
                        ---------                                       ------------------------------

Endeavor Money Market Portfolio                             .50% of average daily net assets

Endeavor Asset Allocation Portfolio                         .75% of average daily net assets

T. Rowe Price International Stock Portfolio                 .90% of average daily net assets

Capital Guardian U.S. Equity Portfolio                      .85% of first $300 million of average daily net
                                                            assets; .80% of average daily net assets over $300
                                                            million up to $500 million; .775% of average daily net
                                                            assets over $500 million

Dreyfus Small Cap Portfolio                                 .80% of average daily net assets

Dreyfus U.S. Government Securities Portfolio                .65% of average daily net assets

T. Rowe Price Equity Income Portfolio                       .80% of average daily net assets

T. Rowe Price Growth Stock Portfolio                        .80% of average daily net assets

Jennison Growth Portfolio                                   .85% of average daily net assets

Endeavor Enhanced Index Portfolio                           .75% of average daily net assets

Capital                                                     Guardian      Global
                                                            Portfolio  1.05%  of
                                                            first  $150  million
                                                            of average daily net
                                                            assets;   1.00%   of
                                                            average   daily  net
                                                            assets   over   $150
                                                            million  up to  $300
                                                            million;   .95%   of
                                                            average   daily  net
                                                            assets   over   $300
                                                            million  up to  $500
                                                            million;   .925%  of
                                                            average   daily  net
                                                            assets   over   $500
                                                            million

Endeavor High Yield Portfolio                               .775% of average daily net assets

Endeavor Janus Growth Portfolio                             0.80% of average daily net assets

Capital                                                     Guardian       Value
                                                            Portfolio   .85%  of
                                                            first  $300  million
                                                            of average daily net
                                                            assets;    .80%   of
                                                            average   daily  net
                                                            assets   over   $300
                                                            million  up to  $500
                                                            million;   .775%  of
                                                            average   daily  net
                                                            assets   over   $500
                                                            million

                                                              EXHIBIT B

                      Directors and Officers of Endeavor Management Co.



P. Michael Pond                             President, Chief Executive Officer
2101 East Coast Highway
Suite 300
Corna del Mar, CA 92526

Frank A. Camp                                                   Secretary
Vice President and Division General Counsel
PFL Life Insurance Company
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Stephen E. Price                           Chief Financial Officer (Treasurer)
Treasurer
AEGON Financial Services Group, Inc.
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Larry N. Norman                                                        Director
President
PFL Life Insurance Company
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Bart Herbert, Jr.                                                      Director
Chief Marketing Officer
AEGON USA, Inc.
111 N. Charles St.
Baltimore, Maryland 21201

David Bullock                                                          Director
President
Transamerica Capital, Inc.
4600 S. Syracuse Street
Suite 1180
Denver, Colorado 80237

ENDEAVOR SERIES TRUST
[ENDEAVOR VALUE EQUITY PORTFOLIO]
[ENDEAVOR OPPORTUNITY VALUE PORTFOLIO]
[ENDEAVOR SELECT PORTFOLIO]

THIS SOLICITATION IS BEING MADE ON BEHALF OF
THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint [PFL Life Insurance Company] [AUSA Life Insurance Company, Inc.] attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. Central Time on September 25, 2000, at the offices of PFL Life Insurance Company, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposals. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

Dated_______________ , 2000                 ______________________________


   To approve an amendment to the              FOR      AGAINST  ABSTAIN
                                               ---      -------  -------
   management agreement between
   the Trust and Endeavor Management
   Co., the manager of the Trust